UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Not Applicable(1)	Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)
Not Applicable(1)
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: secretary@cloverhealth.com, or to our agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2026, Clover Health Investments, Corp. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 2, 2026, the Board of Directors of the Company appointed Joseph Clay Thornton, age 37, the Company’s Interim Chief Financial Officer and principal financial officer, to serve as the Company’s Chief Financial Officer on a permanent basis, and appointed Joseph Frank Oldakowski, age 44, the Company’s Vice President, Controller and principal accounting officer, to serve as the Company’s Chief Accounting Officer. The respective appointments are effective November 4, 2026. Since March 30, 2026, Mr. Thornton and Mr. Oldakowski have served as the Company’s principal financial officer and principal accounting officer, respectively, and will continue to serve in such roles.
Under the terms of his new employment agreement with the Company, effective November 4, 2026, Mr. Thornton will receive an annual base salary of $450,000, and the initial target amount for his annual cash incentive bonus will be up to 75% of his base salary. Subject to approval by the Board of Directors, its Talent and Compensation Committee or an authorized delegate, as applicable, he will also receive a promotional grant of restricted stock units (“RSUs”) covering shares of the Company’s Class A Common Stock with a grant date fair value of $1,500,000, to be granted on November 4, 2026 or as soon as practicable thereafter. The RSUs will vest and become payable as follows: 25% will vest on the first anniversary of the grant date, and the remainder will vest in twelve equal quarterly installments beginning on the date that is three months after the first anniversary of the grant date, in each case subject to Mr. Thornton’s continued provision of services through each vesting date and any applicable vesting acceleration rights. The RSU grant will be subject to the terms, definitions and provisions of the Company’s 2020 Equity Plan and the applicable award agreements. Mr. Thornton will also be eligible for annual grants of performance-based and/or time-based RSUs and additional cash-based or equity-based performance awards, subject to applicable performance criteria and approvals under his employment agreement.
Information regarding Mr. Thornton’s positions and offices with the Company and business experience is disclosed under “Executive Officers – Clay Thornton” in the Company’s definitive Proxy Statement for its 2026 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 28, 2026, and is incorporated herein by reference. There are no arrangements or understandings between Mr. Thornton and any other person pursuant to which he was selected as Chief Financial Officer, and there are no family relationships between Mr. Thornton and any of the Company’s directors or executive officers. There are no transactions involving Mr. Thornton requiring disclosure under Item 404(a) of Regulation S-K.
Under the terms of his new employment agreement with the Company, effective November 4, 2026, Mr. Oldakowski will receive an annual base salary of $410,000, and the initial target amount for his annual cash incentive bonus will be up to 50% of his eligible earnings. Subject to approval by the Board of Directors, its Talent and Compensation Committee or an authorized delegate, as applicable, he will also receive a promotional grant of RSUs covering shares of the Company’s Class A Common Stock with a grant date fair value of $850,000, to be granted on the next regularly scheduled grant date after the effective date of his employment agreement. The RSUs will vest and become payable as follows: 25% will vest on the first anniversary of the grant date, and the remainder will vest in twelve equal quarterly installments beginning on the date that is three months after the first anniversary of the grant date, in each case subject to Mr. Oldakowski’s continued provision of services through each vesting date and any applicable vesting acceleration rights. The RSU grant will be subject to the terms, definitions and provisions of the Company’s 2020 Equity Incentive Plan and the applicable RSU award agreement. Mr. Oldakowski will also be eligible for future awards under the equity plan, in the sole discretion of the Board of Directors, its Talent and Compensation Committee or an authorized delegate, as applicable.
Information regarding Mr. Oldakowski's positions with the Company and business experience was previously disclosed under Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2026 and is incorporated herein by reference. There are no arrangements or understandings between Mr. Oldakowski and any other person pursuant to which he was selected as Chief Accounting Officer, and there are no family relationships between Mr. Oldakowski and any of the Company’s directors or executive officers. There are no transactions involving Mr. Oldakowski requiring disclosure under Item 404(a) of Regulation S-K.
The foregoing descriptions of Mr. Thornton’s and Mr. Oldakowski’s employment agreements, including the terms of their compensatory arrangements, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K, for the year ending December 31, 2026.
Item 9.01. Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press release dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	November 4, 2026	By:	/s/ Clay Thornton
		Name:	Clay Thornton
		Title:	Chief Financial Officer (Principal Financial Officer)